As filed with the Securities and Exchange Commission on November 13, 2009
Securities Act Registration No. 333-41461

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         ☒

Pre-Effective Amendment No.                     X

Post-Effective Amendment No.                    X

MONTEAGLE FUNDS
(Exact Name of Registrant as Specified in Charter)

209 TENTH AVENUE SOUTH, SUITE 332
NASHVILLE, TENNESSEE 37203
(Address of Principal Executive Offices)     (Zip Code)

(800) 459-9084
(Registrant's Telephone Number, including Area Code)

PAUL B. ORDONIO, ESQ. - PRESIDENT
209 TENTH AVENUE SOUTH, SUITE 332
NASHVILLE , TENNESSEE 37203
(Name and Address of Agent for Service)

With Copy To:

Paul B. Ordonio, Esq. Monteagle Funds, President 209 Tenth Avenue South, Suite 332 Nashville, Tennessee 37203	Charles W. Lutter, Esq. Attorney and Counselor at Law 103 Canyon Oaks San Antonio, Texas 78232-1305

Title of securities being registered:  Shares of series of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 811-214).

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

630 Fitzwatertown Road, Building A, Second Floor
Willow Grove, Pennsylvania 19090

November 25, 2009

Dear Shareholder:

On behalf of the Board of Trustees of the Monteagle Funds (the "Trust"), we are pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) of the Trust with respect to one of its series, the Monteagle Large Cap Growth Fund (the “Monteagle Fund”) to be held on Friday, December 18, 2009 at 9:00 a.m. Eastern Time at 630 Fitzwatertown Road, Building A, Second Floor, Willow Grove, Pennsylvania 19090.

At the Special Shareholder Meeting, you will be asked to approve a Plan of Reorganization, dated as of October 29, 2009 by the Trust associated with the Monteagle Large Cap Growth Fund ("Current Growth Fund") and Monteagle Quality Growth Fund (“New Growth Fund”) each a “Monteagle Fund" and collectively, the “Monteagle Funds”), both a series of the Trust.  The reorganization of the Current Growth Fund into the New Growth Fund is as follows:

Monteagle Funds
Current Growth Fund	New Growth Fund
Monteagle Large Cap Growth Fund	Monteagle Quality Growth Fund*
*For more information on this reorganization, please read the enclosed combined prospectus/proxy statement.

Shareholders of the Current Growth Fund are being asked, by proxy solicitation, to approve the Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Monteagle Large Cap Growth Fund in exchange for shares of the corresponding series of the Monteagle Quality Growth Fund; (ii) the distribution of shares of the Monteagle Quality Growth Fund to shareholders of the Monteagle Large Cap Growth Fund; (approval of the Sub-Advisory Agreement between the Monteagle Funds, Nashville Capital Corporation and Davis Hamilton Jackson & Assoc. with respect to the Monteagle Quality Growth Fund and (iv) the termination under state law of the Monteagle Large Cap Growth Fund.

The Board of Trustees of the Trust unanimously approved the Plan of Reorganization at a meeting held on October 27-28, 2009.  The management of the Monteagle Funds believes that the shareholders of the Monteagle Funds will benefit from the larger asset base of the combined funds, a more diversified shareholder base that is expected to result from the combination, lower expenses, increased opportunities for asset growth and anticipated economies of scale that are expected to be realized from the reorganization.

The details of the proposed Plan of Reorganization are set forth in the combined Prospectus/Proxy Statement as an exhibit that accompanies this letter. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

Your vote is important to us regardless of the number of shares you own.  In order to conduct the Special Meeting, a majority of shares must be represented in person or by proxy.  Please vote promptly.

If you have any questions on the reorganization, please call 1-888-263-5593.

We thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

Paul B. Ordonio, JD
President
Monteagle Funds

QUESTIONS AND ANSWERS TO THE MONTEAGLE FUNDS REORGANIZATION

While we encourage you to read the full text of the enclosed proxy statement/prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming special meeting on December 18, 2009?

A.	The Board of Trustees of the Trust has called the special meeting at which you will be asked to vote on the reorganization (the “Reorganization”) of your Monteagle Fund.

Q.	Why did the Board of Trustees approve the Reorganization?

A.
After conducting due diligence regarding the Reorganization, the Board of Trustees unanimously approved the Reorganization.  The Board of Trustees considered the opportunities for reduced management fees, increased economies of scale, greater opportunities for asset growth and a more diversified shareholder base.  After careful consideration, the Board of Trustees determined that the Reorganization is in the best interests of the shareholders of the Monteagle Funds.

The Board of Trustees recommends that you vote FOR the Reorganization.

Q.	What fund will I hold following the Reorganization?

A.	Listed below are the Monteagle Funds and the corresponding Monteagle Funds:

This Monteagle Fund Will Merge With	This Monteagle Fund
Current Growth Fund	New Growth Fund

Monteagle Large Cap Growth Fund	Monteagle Quality Growth Fund

Q.	What are the differences between the Current Growth Fund and the New Growth Fund?

A.
Shareholders of Monteagle Large Cap Growth Fund will be placed into the corresponding Monteagle Quality Growth Fund as depicted above.  Both of these Monteagle Funds have substantially similar investment objectives and principal investment strategies.  For a more complete description of each Fund's investment objectives and strategies, please read the section entitled “Investment Objectives” in the enclosed combined prospectus/proxy statement.

Q.	Who will manage the New Growth Fund after the Reorganization?

A.
Davis Hamilton Jackson & Assoc. The portfolio managers of the New Growth Fund who are currently responsible for the day-to-day management of the Monteagle Quality Growth Funds will continue to manage the Monteagle Quality Growth Fund (New Growth Fund) after the Reorganization.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	Shareholders will not incur any transaction costs, e.g. sales charges or redemption fees, as a result of the transaction.

Q.        Will I receive new shares in exchange for my current shares?

A.	Yes. Upon approval and completion of the Reorganization, you will receive shares of the New Growth Fund equal in value to your Current Growth Fund shares.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the shareholder meeting, the Reorganization is expected to occur on or about December 21, 2009.

Q.	Will the Monteagle Funds have to pay any fees or expenses in connection with the Reorganization?

A.	No. The Adviser, Nashville Capital Corporation, will bear the costs of the Reorganization.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you.

Q.	What happens if the Reorganization is not approved?

A.
If shareholders of the Current Growth Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Monteagle Funds and their shareholders.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact Monteagle Funds by calling 1-888-263-5593.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD. YOUR VOTE IS VERY IMPORTANT!

630 Fitzwatertown Road, Building A, Second Floor
Willow Grove, Pennsylvania 19090

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on December 18, 2009

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Monteagle Funds ("Trust") with respect to one of its series, the Monteagle Large Cap Growth Fund (“Current Growth Fund”), to be held on Friday, December 18, 2009 at 9:00 a.m. Eastern Time, for the purpose of considering the proposals set forth below:

1.
Approval of the Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Current Growth Fund in exchange for shares of the corresponding series of the Monteagle Quality Growth Fund (“New Growth Fund” and also a series of the Trust); (ii) the distribution of shares of New Growth Fund to shareholders of the Current Growth Fund; (iii) approve the Sub-Advisory Agreement between the Monteagle Trust, Nashville Capital Corporation and Davis Hamilton Jackson & Assoc. with respect to the Monteagle Quality Growth Fund; and (iv) the termination under state law of the Trust.

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of the Monteagle Large Cap Growth Fund will vote and the proposed Reorganization will be effected only if the Monteagle Large Cap Growth Fund's shareholders approve the proposal.  The proposal, if approved by a Monteagle Large Cap Growth Fund, will result in the transfer of the assets and liabilities of the Monteagle Large Cap Growth Fund to another series of the Monteagle Funds Trust, the Quality Growth Fund, in return for shares of such series (each a "Monteagle Fund" and collectively, the "Monteagle Funds") (the "Reorganization").

Shareholders of record as of the close of business on November 20, 2009 are entitled to notice of, and to vote at the Meeting, or any adjournment of this meeting.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE MONTEAGLE FUNDS.  YOU MAY EXECUTE THE PROXY CARD BY ONE OF THE METHODS DESCRIBED IN THE PROXY CARD.  RETURNING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

David Ganley, Secretary
November 25, 2009

PROXY STATEMENT/PROSPECTUS

Dated November 25, 2009

630 Fitzwatertown Road, Building A, Second Floor
Willow Grove, Pennsylvania 19090

1-888-263-5593

Relating to the reorganization of the assets of the Large Cap Growth Fund by and in exchange for shares of the Monteagle Quality Growth Fund

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Monteagle Funds (the "Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of the Monteagle Large Cap Growth Fund (“Current Growth Fund), a series of the Trust, to be held on December 18, 2009 at 9:00 a.m., Eastern Time ("ET"), at 630 Fitzwatertown Road, Building A, Second Floor, Willow Grove, Pennsylvania 19090.  At the Special Meeting, shareholders of the Monteagle Large Cap Growth Fund will be asked to consider and approve a proposed Plan of Reorganization (the "Reorganization") to merge with the Monteagle Quality Growth Fund (“New Growth Fund”), (each a "Monteagle Fund" and collectively, the "Monteagle Funds"), both a series of Monteagle Trust.  A copy of the Reorganization is attached as Exhibit A.  The Current Growth Fund will not be reorganized unless the Reorganization proposed is approved.

Proposals

1.
Approval of the Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Current Growth Fund in exchange for shares of the corresponding series of the Monteagle Quality Growth Fund (“New Growth Fund” and also a series of the Trust); (ii) the distribution of shares of New Growth Fund to shareholders of the Current Growth Fund; (iii) approve the Sub-Advisory Agreement between the Monteagle Trust, Nashville Capital Corporation and Davis Hamilton Jackson & Assoc. with respect to the Monteagle Quality Growth Fund; and (iv) the termination under state law of the Trust.

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Reorganization provides that Current Growth Fund will transfer all of its assets and liabilities to the New Growth Fund listed in the chart below:

Monteagle Funds
Current Growth Fund	New Growth Fund
Monteagle Large Cap Growth Fund	Monteagle Quality Growth Fund

In exchange for the transfer of the assets and liabilities, the New Growth Fund will simultaneously issue shares in an amount equal in value to the net asset value of the Current Growth Fund's shares (the "Reorganization").  These transfers are expected to occur on or about December 21, 2009 (the "Closing Date").

Immediately after the transfer of the Current Growth Fund's assets and liabilities, the Current Growth Fund will make a distribution to their shareholders, so that a holder of shares in Current Growth Fund at the Effective Time of the Reorganization will receive a number of shares of the New Growth Fund with the same aggregate value as the shareholder had in the Current Growth Fund immediately before the Reorganization.  At the Effective Time of the Reorganization, shareholders of the Current Growth Fund will become shareholders of the corresponding New Growth Fund, and thereafter the Current Growth Fund will be terminated under state law.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  Nashville Capital Corporation ("Nashville Capital"), an Investment Adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is the investment adviser to the Monteagle Funds.  Northstar Capital Management, Inc. serves as sub-advisor to the Current Growth Fund and Davis Hamilton Jackson & Assoc. serves as the sub-advisor to the New Growth Fund.  Matrix Capital Group serves as the Monteagle Funds, both the Current Growth Fund and New Growth Fund’s administrator, transfer agent, fund accountant and principal underwriter.

In addition, shareholders of the Current Growth Fund are being asked to approve the Sub-Advisory Agreement between the Monteagle Trust, Nashville Capital Corporation and Davis Hamilton Jackson & Assoc. with respect to the Monteagle Quality Growth Fund.

Nashville Capital Corporation serves as the investment adviser to both the Current Growth Fund and New Growth Fund.  Davis Hamilton Jackson & Assoc. will serve as sub-advisor to the New Growth Fund.

ii

Matrix Capital Group ("Matrix"), provides administration, fund accounting, transfer agency, distributor and dividend disbursing agency services to the Monteagle Funds.  The Distributor is a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers.

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each of the Monteagle Funds should know before voting on the Reorganization and should be retained for future reference.  Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference.  A Statement of Additional Information dated November 9, 2009 relating to this Proxy Statement/Prospectus and including certain financial information about the Monteagle Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus.  A copy of such Statement of Additional Information is available upon request and without charge by calling toll-free 1-888-263-5593.

For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Monteagle Funds, see the prospectuses for the Monteagle Funds, dated November 9, 2009, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.  A Statement of Additional Information for the Monteagle Funds dated November 9, 2009, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus.  Copies of the prospectuses and Statement of Additional Information for the Monteagle Funds are available upon request and without charge by calling 1-888-263-5593.

For a more detailed information about practices (such as share purchasing, selling, exchanging, tax consequences, service providers, market timing, privacy policy) of the the New Growth Fund (which will remain the same upon completion of the reorganization), see the Monteagle Quality Growth Fund prospectus dated November 9, 2009, hereby incorporated in its entirety, and accompanying this Proxy Statement/Prospectus.  Additionally, the Large Cap Growth Fund prospectus dated November 9, 2009 is being furnished for historical performance and accounting purposes. Upon, completion of the reorganization, the New Growth Fund’s performance and accounting will become the surviving combined Fund’s history.

The Annual Report for the Monteagle Funds for the fiscal year ended August 31, 2009 and the Semi-Annual Report for the period ended February 28, 2009 can be obtained without charge by call 1-888-263-5593.  The Annual Report and the Semi-Annual Report for the Monteagle Funds also are available on the SEC's website at www.sec.gov.

This Proxy Statement/Prospectus constitutes the proxy statement of Monteagle Funds for the Meeting and is expected to be sent to shareholders on or about November 25, 2009.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

TABLE OF CONTENTS

PAGE

SYNOPSIS	1
The Reorganization	1
The Funds	1
Fees and Expenses	2
Investment Objectives	7
Investment Limitations	10
The Funds' Purchase, Exchange and Redemption Procedures	16
PRINCIPAL RISKS	20
INFORMATION RELATING TO THE REORGANIZATION	23
Description of the Reorganization.	23
Costs of Reorganization.	24
Federal Income Taxes.	24
Capitalization.	24
REASONS FOR THE REORGANIZATION	25
SHAREHOLDER RIGHTS	26
INFORMATION ABOUT THE MONTEAGLE FUNDS	29
VOTING MATTERS	30
OTHER BUSINESS	33
SHAREHOLDER INQUIRIES	33
EXHIBIT A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B – MANAGEMENT DISCUSSION OF FUND PERFORMANCE	B-1
EXHIBIT C – MONTEAGLE QUALITY GROWTH FUND PROSPECTUS	C-1
EXHIBIT D – MONTEAGLE LARGE CAP GROWTH FUND PROSPECTUS	D-1

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of both  Monteagle Funds.  This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus.  Shareholders should read this entire Proxy Statement/Prospectus carefully.  The Synopsis is qualified in its entirety by reference to the prospectuses for the Monteagle Funds.  For more complete information, please read the prospectus for each Monteagle Fund.

The Reorganization

Background.  Pursuant to the Plan of Reorganization (attached hereto as Exhibit A), Monteagle Large Cap Growth Fund (“Current Growth Fund”) will transfer all of its assets and liabilities to the Monteagle Quality Growth Fund (“New Growth Fund”) in exchange for shares of the Monteagle Quality Growth Fund.  The Current Growth Fund will distribute all shares of its shareholders in complete tax-free liquidation to the New Growth Fund.  The Monteagle Large Cap Growth Fund will thereafter be terminated under state law.  The result of the Reorganization is that shareholders of Monteagle Large Cap Growth Fund will become shareholders of the Monteagle Quality Growth Fund.  No front-end sales charges or contingent deferred sales charges will be imposed in connection with these transactions.

The Board of Trustees of Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, have concluded that the Reorganization would be in the best interests of each of the Monteagle Funds and their shareholders, and that the interests of existing shareholders in the Monteagle Funds would not be diluted as a result of the transactions contemplated by the Reorganization.  The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganization.

In addition, shareholders of the Current Growth Fund are being asked to approve the Sub-Advisory Agreement between the Monteagle Trust, Nashville Capital Corporation and Davis Hamilton Jackson & Assoc. with respect to the New Growth Fund.

Tax Consequences.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the Current Growth Fund will not recognize gain or loss in the transaction.  Nevertheless, the sale of securities by the Monteagle Funds prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization.

Special Considerations and Risk Factors.  The investment objectives and policies of the Current Growth Fund and the corresponding New Growth Fund are substantially similar.  Therefore, an investment in the Curent Growth Fund will involve investment risks that are, in most respects, the same as those of the New Growth Fund.  For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below.

The Funds

Business of the Funds.  The Trust is an open-end management investment company organized as a Delaware business trust on November 25, 1997.  The Monteagle Funds offer redeemable shares in a series of investment portfolios.  Each Monteagle Fund is a series of the Trust. The Monteagle Large Cap Growth Fund offers only one series (Institutional "I" Shares) while the Monteagle Quality Growth Fund offers three classes of shares for each of its series (Institutional "I", "A", and "C" Shares). The Proposal offered herein is related to the combination of just the Institutional "I" Shares of both the Monteagle Large Cap Growth Fund and Monteagle Quality Growth Fund.

Fees and Expenses

Under the Reorganization, the Current Growth Fund will transfer all of its assets and liabilities to the corresponding New Growth Fund.  Both the Current Growth Fund and New Growth Fund have adopted the same management fee structures.  The following comparative fee tables show the current fees and expenses for both of the Monteagle Funds.

CURRENT GROWTH FUND – NEW GROWTH FUND

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	Redemption Fee (as a percentage of net asset value)
Current Growth Fund
Class of Shares - I	None	None	None

New Growth Fund
Class of Shares - I	None	None	None

Comparison of Annual Operating Expenses
(as a percentage of average net assets)

Pro Forma Annual Fund Operating Expenses

	Monteagle Funds
	Large Cap Growth Fund	Quality Growth Fund	Combined Fund
Management Fees	1.20%	1.20%	1.20%
Distribution [and/or Service] (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.10%	0.12%	0.08%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	1.33%	1.29%
Fee Waivers and Expense Reimbursements	0.00%	0.00%	0.00%
Net Expenses (after expense reimbursements)	1.31%	1.33%	1.29%

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

Fund	1 year	3 years	5 years	10 years
Current Growth Fund	$133	$415	$718	$1,579
New Growth Fund	$135	$421	$729	$1,601
Pro Forma Example1	$131	$409	$708	$1,556

1 The "Pro Forma Example" shows how much it would cost a shareholder to invest in the New Growth Fund over the time periods shown and help shareholders compare the cost to that of investing in the Current Growth Fund and other mutual funds.

The Example above should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.

Investment Manager and Sub-Advisors.  Nashville Capital Corporation serves as investment manager to the Monteagle Funds.  Nashville Capital Corporation, located at 209 10th Avenue South, Suite 332, Nashville Tennessee 37203, is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").  Formed in 1986, Nashville Capital as of September 30, 2009 managed assets of over $115 million for financial institutions.

Nashville Capital Corporation advises and assists the officers of the Monteagle Funds in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds.  However, it has delegated or intends to delegate responsibility for the selection and ongoing monitoring of securities to the following sub-advisors:

Sub-advisor	Monteagle Fund
Northstar Capital Management, Inc.	Monteagle Large Cap Growth Fund	“Current Growth Fund”
Davis Hamilton Jackson & Assoc.	Monteagle Quality Growth Fund	“New Growth Fund”

The following portfolio managers are currently responsible for the day-to-day management of the Monteagle Quality Growth Fund and will be responsible for the day-to-day management of the respective New Growth Fund after the Reorganization.

Current Growth Fund

Davis Hamilton Jackson & Assoc.

Davis Hamilton Jackson & Associates at 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010, manages the portfolio of the Quality Growth Fund and has since March 1998. As of September 30, 2009, DHJA manages approximately $1.9 billion for institutions and high net worth individuals and invests primarily in domestic equity securities.

The Statements of Additional Information for the Monteagle Large Cap Growth Fund and Monteagle Quality Growth Funds provide additional information about each Fund's portfolio managers, their compensation structure, a description of other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund.

The August 31, 2009 Annual Report and February 28, 2009 Semi-Annual Report for the Monteagle Funds contain information about the factors that the Board of Trustees of the Trust considered in approving the management and sub-advisory agreements.

Investment Management Fees.  The following tables compare management fees paid to Nashville Capital Corporation for the Current Growth Fund and New Growth Fund. The management fees are identical and not changing during this reorganization.  The Sub-Advisor fee paid to the Sub-advisor of the Quality Growth Fund is not expected to change during this reorganization.

Monteagle Funds.  Under its Investment Management Agreement with the Trust, Nashville Capital Corporation pays all of the operating expenses of the Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, 50% of the compensation of the Trust’s Chief Compliance Officer (the “CCO”) attributable to the Fund, and extraordinary expenses.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the expenses of the Monteagle Funds, except those specified herein, are paid by the investment manager.  As compensation for its investment management services and agreement to pay such Fund's expenses (with certain exceptions), each Monteagle Fund is obligated to pay the investment manager a fee at the following annual rates:

Fund Assets	Current Growth Fund Contractual Fees	New Growth Fund Contractual Fees
On assets from $1 - $25 million	1.20%	1.20%
On assets from $25,000,001 to $50 million	1.115%	1.115%
On assts from $50,000,001 to $100 million	0.975%	0.975%
On assets over $100 million	0.875%	0.875%

The Fund’s expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust.  In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses – including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.  The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

The Sub-Advisor

The following table shows the rate of compensation payable by Nashville Capital Corporation (not the Monteagle Funds) to the respective sub-advisor of each of the Monteagle Funds:

Fund Assets	Current Growth Fund	New Growth Fund
On assets up to and including $25 million	0.50%	0.30%
On assets from $25 million to up to and including $50 million	0.50%	0.30%
On assets from $50 million up to and including $100 million	0.50%	0.30%
On all assets over $100 million	0.50%	0.30%

Investment Performance and Financial Highlights.  A bar chart showing each Fund’s annual total returns for each of the last 10 calendar years (or the life of the Fund if less than 10 years) and a table showing each Fund’s average annual total return before and after taxes, are incorporated by reference to the prospectuses for the Monteagle Funds.  The performance and financial highlights of the New Growth Fund will become the performance history for the Current Growth Fund (see New Growth Fund prospectus for details). The prospectuses for the Monteagle Funds are available upon request.

Investment Objectives

This section will help you compare the investment objectives and principal investment strategies of both Monteagle Large Cap Growth Fund ("Current Growth Fund") and Monteagle Quality Growth Fund ("New Growth Fund" -- collectively referred to as the "Monteagle Funds"). This section also describes the key differences, if any, between the Funds.  Please be aware that this is only a brief discussion.  More complete information may be found in the Monteagle Large Cap Growth Fund and Monteagle Quality Growth Fund prospectuses.

Monteagle Large Cap Growth Fund “Current Growth Fund”
and
Monteagle Quality Growth Fund “New Growth Fund”

Comparison: The Current Growth Fund and the New Growth Fund have substantially similar investment objectives and principal investment strategies.  Both of the Monteagle Funds seek long term growth of capital.  Both of the Funds will, under normal circumstances, invest at least 80% of its assets in common stocks of U.S. companies that the Funds believes exhibit a history of increasing earnings.  The primary difference between the Funds is that the Current Growth Fund invests primarily in domestic common stocks of large capitalization companies above $5 billion while the New Growth Fund is permitted to invest in companies that have a minimum market capitalization companies of $250 million (but seeks to maintain a minimum average weighted market capitalization of at least $5 billion).  Other investment aspects of the Monteagle Funds include:

The Current Growth Fund: First analyzes various industrial sectors to select the industry groups in which the respective Fund will focus its investments.  Then the Current Growth Fund manager considers such factors as economic trends and earnings growth prospects when selecting the industries in which the portfolio will focus.  Then the manager ranks individual stocks in each industrial group based on certain factors, such as:

•	Expected earnings growth;

•	Analysts’ earnings estimates for the next fiscal year;

•	Return on equity;

•	Stability of earnings growth in the past five years; and

•	Relative price-to-earnings multiple.

The Current Growth Fund may sell a stock if:

•	Stock appreciation has caused the stock to become too large a position in the portfolio;

•	The fundamental price objective has been achieved;

•	The company has experienced a negative change in fundamentals (such as its earnings growth rate or competitive position in its industry group); or

•	Some or all of the factors used to rank the company have declined, combined with relative underperformance of the stock compared to the S&P 500 Stock Index or the company’s industry group.

The New Growth Fund: Invests in the securities of issuers that its manager believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The New Growth Fund may invest in the securities of companies whose growth potential is, in the managers opinion, generally unrecognized or misperceived by the market. The manager may also look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company’s share price and takeover/asset value.

Both Monteagle Funds may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  For example, both Monteagle Funds may hold all or a portion of its assets in money market instruments or securities of no-load mutual funds.  If either Monteagle Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the respective Fund may not achieve its investment objectives.  The investment objective and strategies of both Funds may be changed without shareholder approval.  Both of the Funds’ policies to invest at least 80% of its assets in common stocks of large capitalization companies will not be changed without 60 days notice to shareholders.

Investment Limitations

This section will discuss the fundamental and non-fundamental investment policies and restrictions of the Monteagle Funds (Large Cap Growth and Quality Growth).

Fundamental Policies

Listed below are the investment limitations adopted by both Monteagle Funds (the "Funds").  The investment limitations are identical.  The investment limitations listed in this section are fundamental policies of the Funds.  Fundamental policies of a Fund cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50%  of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.  An affirmative vote on Proposal 1 for any Monteagle Fund will not only constitute approval of the Reorganization of the Current Growth Fund, but also will have the effect of adopting the same fundamental policies of the New Growth Fund once the Reorganization occurs.

Issuance of Senior Securities
No Fund may issue senior securities except as: i) permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff; and ii) to the extent a Fund may borrow money subject to its investment limitation on borrowing.

Underwriting Activities
No Fund may act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the 1933 Act.

Concentration
No Fund may purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

Purchases and Sales of Real Estate
No Fund may purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued bycompanies that invest in real estate or interests therein.

Purchases and Sales of Commodities
No Fund may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

Making Loans
No Fund may make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements, or securities lending programs and agreements. A Fund may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33-1/3% of the value of its total assets.

Diversification
Each Fund is "diversified" as that term is defined in the 1940 Act. Accordingly, no Fund may purchase a security if, as a result; (1) more than 5% of a Fund's total assets would be invested in the securities of a single issuer; or (2) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only to 75% of a Fund's total assets and does not apply to U.S. Government Securities.

Non-Fundamental Policies

The following investment policies are non-fundamental policies of both Monteagle Funds.  Non-fundamental policies may be changed at any time by the Fund’s Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.  Both Monteagle Funds have adopted the following investment limitations, which are not fundamental policies of the Fund.

Borrowing
No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Illiquid Securities
No Fund may acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

Short Sales
No Fund may make short sales of securities (except short sales against the box).

Sector Concentration
The Fund is not intended to be a "Sector Fund" (a fund concentrating its investments in one industry or related group of industries). To address this risk, the Fund's policy is: (1) limit its investments in any industry or group of related industries to twenty-five percent (25%) of fund assets; and (2) if the 25% threshold is exceeded due to market appreciation, the portfolio manager shall commence an orderly reduction in holdings to bring the aggregate investment in any industry or group of related industries to below 25%. The Fund will provide Shareholders with at least sixty (60) days notice of any change to this limitation.

Purchases on Margin
No Fund may purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but a Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

Unseasoned Issuers
No Fund may invest more than 5% of the value of the Fund's total assets in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years.

Pledging
No Fund may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

Oil, Gas or Mineral
No Fund may invest in interests in oil or gas or interests in other mineral exploration or development programs.

Purchase, Redemption and Exchange Procedures

This section will discuss the purchase, redemption and exchange procedures of the Monteagle Funds (Large Cap Growth and Quality Growth). These procedures are identical for both Monteagle Funds.

General Information
Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at 630 Fitzwatertown Road Building A, Second Floor, Willow Grove, Pennsylvania 19090.  The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Purchase and Redemption of Shares
The Monteagle Quality Growth Fund offers three classes of shares: Class A, Class C and Class I. The Monteagle Large Cap Growth Fund only offers Class I shares.  This reorganization proposes to merge both Funds Class I shares only.  There is no sales charge on the purchase of Class I shares.  Shares may be purchased by contacting the Transfer Agent at 1-888-263-5593 and by completing the application. Shares of either Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below. The minimum investment in both Funds is $100,000 for Class I shares; unless you invest using an Automatic Investment Plan. See the prospectuses for more information. Shares of both Funds may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Agents”). The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by both Funds when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund.

Institutional Class of Shares
Class I shares of the Funds are offered to institutional investors and may be purchased by:
• A bank, trust company or other type of depository institutions;
• An insurance company, investment company, endowment or foundation purchasing shares for its own account;
• A 401(k), 403(b) or 457(b) plan or the custodian for such a plan; and
• Other qualified or non-qualified employee benefit plans, including pension, profitsharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”: “Eligible Benefit Plans” are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Monteagle Family of Funds exceeds $1,000,000.
• Monteagle Trustees and their immediate family members, Fund Counsel and Monteagle officers, employees and their immediate family members, including parents, and siblings may also purchase Class I shares.
• Any person that meets the $100,000 minimum. The Funds reserve the right to change the criteria for investors eligible for Class I shares.
The Trust reserves the right to reimburse certain expenses of Class I shareholders who have a significant investment, at its discretion. The reimbursement will not be paid by the Fund in any way.

Redemptions in Cash
It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities. Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

Additional Purchase Information
Requests to purchase shares are processed at the net asset value (the "NAV") next calculated after the Fund receives an order in proper form. The NAV is calculated at the close of trading (normally 4:00 p.m. ET) on each day the New York Stock Exchange ("NYSE") is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday).  If the NYSE closes early – such as on days in advance of certain generally observed holidays – the Funds will calculate NAV as of the earlier closing time.  The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.  The Fund values securities for which market quotations are readily available at current market value.  Securities for which market quotations are readily available are valued using the official closing price.  If market quotations are not readily available,  the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio  security is  principally traded  closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation).  Shares of each Fund are sold on a continuous basis by the Distributor at NAV per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation procedures). All contributions into an IRA through the automatic investment plan are treated as IRA contributions made during the year the investment is received. UGMAS/UTMAS If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions
You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds. If you purchase shares through a financial institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund's shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution's procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow. You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations. The Funds may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co., Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds. Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information
A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares, as provided in the Prospectus.

Suspension of Right of Redemption
The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

Redemption-In-Kind
Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

Exchanges
By making an exchange by telephone, you authorize the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be you. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in such shares at the time of such transaction.

Market Timing Policy (Both funds have same policy)

It is the Trust's policy to strongly discourage abusive short-term trading or market timing in the Trust's  funds.  This policy and related procedures are designed to reduce, to the extent possible, investors from using the Funds for abusive short-term trading or market timing.  To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive short-term trading.  Service providers to the Trust (primarily the Investment Manager and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures.  Trust service providers will assist the Trust in monitoring selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities.  If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust's Chief Compliance Officer and may, after consultation with or at the discretion of the Trust's Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

Dividend Policy (Both funds have same policy)

The Current Growth Fund and the New Growth Fund declare and pay distributions from net investment income quarterly.  Any net capital gain realized by the Funds will be distributed at least annually.  All distributions are reinvested in additional shares, unless the shareholder elects to receive distributions in cash.  Shares become entitled to receive distributions on the day after the shares are issued.

PRINCIPAL RISKS

Monteagle Large Cap Growth Fund “Current Growth Fund”
and
Monteagle Quality Growth Fund “New Growth Fund”

Comparison:  The Current Growth Fund and the New Growth Fund and have substantially similar investment objectives and principal investment strategies.  Therefore, investing in the New Growth Fund has the same or similar principal risks as investing in the Current Growth Fund except for the additional risk of small and mid capitalization as outlined below:

Current Growth Fund and New Growth Fund principal risks of investing include:

Management Risk. The strategy used by the Fund may fail to produce the intended results.

Company Risk. The Fund might decrease in value in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Market Risk. The Fund might decrease in value in response to general market and economic conditions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Volatility Risk. Common stocks tend to be more volatile than other investment choices. With only 25-35 stocks in the Fund’s portfolio, the Fund may be more volatile than a more diversified fund.

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

As with any mutual fund investment, the Fund’s returns will vary and you could lose money.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

Additionally, New Growth Fund principal risks of investing include:

The Fund may invest in small and medium capitalization companies which involve greater risks than those associated with larger, more established companies. Smaller companies may be subject to more abrupt or erratic price movements, for reasons including that the stocks are generally traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization. The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that all of the assets and liabilities of the Monteagle Large Cap Growth Fund (“Current Growth Fund”) will be transferred to the Monteagle Quality Growth Fund (“New Growth Fund”) at the Effective Time of the Reorganization (i.e., 9:00 a.m. ET on or about December 21, 2009).  In exchange for these transfers of these assets and liabilities, the New Growth Fund will simultaneously issue shares to the Current Growth Fund, in an amount equal in value to the net asset value of the Current Growth Fund's shares.

Following the transfer of assets and liabilities in exchange for New Growth Fund shares, the Current Growth Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the corresponding New Growth Fund so received.  Shareholders of the Current Growth Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the New Growth Fund with the same aggregate value as the shareholder had in the Current Growth Fund immediately before the Reorganization.  Such distribution will be accomplished by the establishment of accounts in the names of the shareholders of the Current Growth Fund’s shareholders on the share records of the New Growth Fund’s transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of the New Growth Fund due to the shareholders of the Current Growth Fund.  The New Growth Fund does not issue share certificates to shareholders.  Shares of the New Growth Fund to be issued will have no preemptive or conversion rights.  No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Current Growth Fund’s shareholders.  The Current Growth Fund then will be terminated under state law.

The Plan of Reorganization provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan of Reorganization by the Current Growth Fund shareholders; (ii) approval of Davis Hamilton Jackson & Assoc. as Sub-Adviser; and (iii) the receipt of a tax opinion to the effect that the Reorganization will be tax-free to the Current Growth Fund and the New Growth Fund and their shareholders. The Plan of Reorganization may be terminated if, on the Closing Date, any of the required conditions have not been met, if at any time prior to the Effective Time of the Reorganization, the Board of Trustees determines that the consummation of the transactions contemplated by the Plan of Reorganization is not in the best interest of its shareholders.

In addition, even if the Reorganization is approved by a majority of the outstanding shares of the Current Growth Fund, the Reorganization will not be completed unless the Current Growth Fund shareholders approve the Related Proposals.

Costs of Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transaction, (g) accounting fees, and (h) the cost of winding up and liquidating the business and affairs of the Current Growth Fund.  Nashville Capital Corporation will be responsible to pay all expenses of the Reorganization.

Federal Income Taxes.  The combination of the Current Growth Fund into the New Growth Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.  If so, neither the Current Growth Fund nor their shareholders will recognize gain or loss as a result of the Reorganization.  The tax basis of the New Growth Fund shares received will be the same as the basis of the Current Growth Fund shares exchanged and the holding period of the New Growth Fund shares received will include the holding period of the Current Growth Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.  As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to that effect.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.  The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.  Nevertheless, the sale of securities by the Current Growth Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Capitalization.  The following table sets forth as of August 31, 2009: (i) the unaudited capitalization of each of the Monteagle Funds; and (ii) the unaudited pro forma combined capitalization of the Funds assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the Effective Time as a result of daily share purchase and redemption activity in the Funds and changes in NAV.

Merger of Monteagle Quality Growth Fund and Monteagle Large Cap Growth Fund

	Monteagle Large Cap Growth Fund	Monteagle Quality Growth Fund	Pro Forma - Monteagle Quality Growth Fund after Reorganization (estimated) (unaudited)
Net Assets (millions)	15.59	11.19	26.78
Total shares outstanding	3,441,517	1,634,974	3,910,316	(a)
Net asset value per share	4.53	6.85	6.85

* As of August 31, 2009

(a) Reflects share totals, net of retired shares of Monteagle Large Cap Growth Fund. The Net Asset Value of the Monteagle Quality Growth Fund is higher than the Net Asset Value of the Monteagle Large Cap Growth Fund. This results in a lower number of shares outstanding after the Reorganization.

REASONS FOR THE REORGANIZATION

At the meetings held on October 27-28, 2009, the Board of Trustees of the Trust unanimously voted that the proposed Reorganization would be in the best interests of both Monteagle Funds and its shareholders and that the interests of the shareholders would not be diluted.  At these meetings, representatives of Nashville Capital Corporation provided, and the Trust Board reviewed, detailed information about the proposed Reorganization.  The representatives discussed with the Board of Trustees the anticipated effects of the Reorganization on the advisory and related relationships of the Monteagle Funds.  The representatives provided information to the Trust Board concerning: (a) the specific terms of the Reorganization, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the Monteagle Funds; (c) the management and business of Nashville Capital Corporation; and (d) the impact of the Reorganization on the Monteagle Funds and their shareholders.

Before approving the Reorganization, the Board examined all factors that it considered relevant, including information regarding comparative expense ratios.  In connection with its deliberations, the Trust Board, with the advice and assistance of legal counsel, inquired into a number of matters and evaluated the above-referenced information and considered, among other things, the following in support of the proposal:

•	The fact that the investment objectives of the Large Cap Growth Fund and the Monteagle Quality Growth Fund are substantially similar;
•	The fact that the Reorganization would result in reduced expense ratio and the creation of a more cost effective structure due to attaining breakpoint levels;
•	The fact that the Reorganization would give shareholders of the Current Growth Fund a more diversified investment portfolio;
•	The fact that Reorganization would allow access to a more streamlined distribution channel, which could result in the growth of assets and lower expenses as a result of economies of scale;
•	The fact that the Reorganization is expected to be tax free to shareholders of the Monteagle Funds; and
•	The fact that the Monteagle Funds will not bear the costs of the Reorganization.

The Board of Trustees also reviewed the potential benefits of the Reorganization to other persons, including Nashville Capital Corporation and their affiliates, and the benefits to the New Growth Fund shareholders.  Representatives of Nashville Capital Corporation noted its belief that the Reorganization would result in a larger asset base, economies of scale, and a more diversified shareholder base.

The Board determined the Reorganization is in the best interests of both Monteagle Funds’  shareholders.  On the basis of the information provided to the Trust Board and its evaluation of that information, the Board recommends that the shareholders of the Large Cap Growth Fund approve the Reorganization.

SHAREHOLDER RIGHTS

Large Cap Growth Fund Shareholders

General.  The Monteagle Trust was established as a business trust under Delaware law by a Trust Instrument dated November 26, 1997.  Monteagle Trust also is governed by applicable Delaware law.

Shares. The Monteagle Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  Currently, the Monteagle Trust consists of six separate investment series. The shares of each Monteagle Fund have no preference as to conversion and have no preemptive rights.

Voting Requirements. Holders of shares of the Monteagle Funds are entitled to one vote for each full share held and fractional votes for fractional shares.  On any matter submitted to a vote of shareholders, all shares of the Monteagle Trust entitled to vote shall be voted separately by individual series, except: (i) when so required by applicable law, shares shall be voted in the aggregate and not by individual series; and (ii) when the Trustees of the Monteagle Trust (the "Trustees") have determined that the matter affects the interest of more than series, then the shareholders of all such series shall be entitled to vote.

Shareholder Meetings.  Annual meetings of shareholders will not be held, but special meetings of shareholders may be held when specifically required by federal or state law.  A meeting of shareholders shall be called by the Secretary whenever (i) ordered by the Trustees or (ii) requested in writing by the holder or holders of at least one-third of the outstanding shares entitled to vote.  If the Secretary refuses or neglects for more than 30 days to call such special meeting, the Trustees or the shareholders may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the  Secretary.  If the meeting is a meeting of the shareholders of one or more series or classes, but not a meeting of all shareholders of the Monteagle Trust, then only special meetings of the shareholders of such one or more series or classes shall be called, and only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at such meeting.

Election and Term of Trustees.  The affairs of the Monteagle Trust are supervised by the Trustees under the laws governing business trusts in the State of Delaware.  Trustees of the Monteagle Trust are elected by shareholders holding a majority of shares entitled to vote.  Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation.  Shareholders may remove a Trustee by vote of a two-thirds of the outstanding shares, with or without cause.  The maximum number of Trustees is 15 and is currently at four.

Shareholder Liability.  Pursuant to the Instrument of the Trust, shareholders of the Monteagle Trust generally are not personally liable for the debts, liabilities, obligation and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.

Liability of Trustees.  A Trustee, when acting in such capacity, is not personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee.  A Trustee is not liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained in the Instrument of the Trust or in the Delaware Act protects any Trustee against any liability to the Monteagle Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.  The Monteagle Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties involved in the conduct of his or her office.

Taxes.

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below is a summary of some important tax issues that affect the Monteagle Funds and their shareholders.  This summary is based on current tax laws, which may change.  This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually.  The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions received from a Fund may be taxable whether or not shareholders reinvest them.  Income distributions are generally taxable as ordinary income.  Long-term capital gains are currently taxed at a maximum rate of 15%.  Absent further legislation, the maximum 15% tax rate on long-term capital gains and on qualified individual income will cease to apply to taxable years beginning after December 31, 2009.  Each sale or exchange of Fund shares may be a taxable event.  For tax purposes, an exchange of shares of one Fund for shares of another Fund is treated the same as a sale.  The Funds inform shareholders of the amount of ordinary income dividends and capital gain distributions received by the shareholder shortly after the close of each calendar year.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received.  Shareholders should consult their tax advisor regarding the rules governing their own retirement plan.

More information is in the Statement of Additional Information for each Fund.

The Monteagle Funds Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Room 4-300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036.  Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.  Information included in the Proxy/Prospectus concerning the Monteagle Funds was provided by Nashville Capital Corporation and Matrix Capital Group.

INFORMATION ABOUT THE MONTEAGLE FUNDS

Information concerning the operation and management of the Monteagle Funds is incorporated herein by reference from the Monteagle Funds' prospectuses, copies of which accompany this Proxy Statement/Prospectus.  Additional information about the Monteagle Funds is included in the Statement of Additional Information for the Current Growth and New Growth Fund dated November 9, 2009, respectively, which are available upon request and without charge by calling 1-888-263-5593.  The current prospectuses and Statements of Additional Information have been filed with the SEC.

The Monteagle Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, file reports and other information, including proxy material and charter documents, with the SEC.  These items may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NW, Washington, D.C. 20549, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549.

Interest of Certain Persons in the Transactions.  The following person may be deemed to have an interest in the Reorganization because he controls Nashville Capital Corporation.  Nashville Capital Corporation provides investment management services to Monteagle Funds.  Future growth of the Monteagle Funds can be expected to increase the total amount of fees payable to Nashville Capital Corporation.

Name	Relationship to Nashville Capital Corporation
Larry Curtis Catlett	President, Chief Compliance Officer, Managing Director and Shareholder

Financial Statements.  The financial statements of the Monteagle Funds contained in the Annual Report to shareholders for the fiscal year ended August 31, 2009 have been audited by Cohen Fund Audit Services Ltd., their independent registered public accounting firm.  The Monteagle Funds will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, on request.  Requests should be directed to Monteagle Funds by calling toll-free 1-888-263-5593.

THE BOARD OF TRUSTEES OF THE MONTEAGLE FUNDS TRUST RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PLAN OF REORGANIZATION.

VOTING MATTERS

General Information.  This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Meeting.  It is expected that the solicitation of proxies will be primarily by mail.  Officers and service contractors of Trust and the Monteagle Trust also may solicit proxies by telephone, facsimile, Internet or in person.  The cost of solicitation of the Monteagle Fund shareholders will be borne by Nashville Capital Corporation.

Voting Rights and Required Vote.  Shareholders of the Monteagle Funds are entitled to one vote for each full share held and fractional votes for fractional shares.  The holders of 50% of the outstanding shares of the Monteagle Funds entitled to vote at the Meeting, present in person or by proxy, constitute a quorum.  Approval of the Reorganization with respect to each Monteagle Fund requires the affirmative vote of a majority of the aggregate number of votes entitled to be cast.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.  The proposed Reorganization of the Monteagle Funds will be voted upon by the shareholders of the Current Growth Fund.  The consummation of the Monteagle Funds Reorganization is conditioned on the approval of the Plan of Reorganization and Related proposal(s).

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization.  It is not anticipated that any matters other than the approval of the Reorganization (and related proposals) will be brought before the Meeting.  Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power   As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of such meeting, may adjourn the meeting without determining the date of the new meeting or from time to time without further notice to a date not more than 120 days after the original record date.  Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by Nashville Capital Corporation.

Expenses.  In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of Nashville Capital Corporation.  All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Nashville Capital Corporation.  Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Record Date and Outstanding Shares.  Only shareholders of record of the Current Growth Fund at the close of business on November 20, 2009 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof.  At the close of business on the Record Date there were outstanding and entitled to vote:

Monteagle Funds	Shares of Common Stock
Large Cap Growth Fund (Current Growth Fund)	(TBD)
Quality Growth Fund (New Growth Fund)	(TBD)

The votes of the shareholders of the New Growth Fund are not being solicited, because their approval or consent is not necessary for the approval of the Plan of Reorganization.

Security Ownership of Certain Beneficial Owners and Management.

Monteagle Large Cap Growth Fund.
  As of the Record Date, the officers and Trustees of Trust as a group, beneficially owned less than 1% of the outstanding Shares of the Monteagle Large Cap Growth Fund.  As of the Record Date, to the best of the knowledge of Matrix Capital Group, no officers and/or Trustees owned of record 5% or more of the outstanding shares of either the Large Cap Growth Fund or Monteagle Quality Growth Fund.

The following list indicates the ownership by shareholders who, to the best knowledge of Matrix Capital Group, were the owners of more than 25% of the outstanding shares of the Monteagle Large Cap Growth Fund on the Record Date:

Name and Address	Fund	Number of Shares	Percentage Ownership
FAMCO (Address to be inserted)	Current Growth Fund	(TBD)	(TBD)

FAMCO may be deemed to be a “controlling person” of the Monteagle Large Cap Growth Fund under the 1940 Act.

OTHER BUSINESS

The Board of Trustees of the Monteagle Funds Trust knows of no other business to be brought before the Meeting.  However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Monteagle Funds.  Shareholder inquiries may be addressed to Monteagle Funds in writing at the address on the cover page of this Proxy Statement/Prospectus or by calling toll free 1-888-263-5593.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, PHONE, FAX, OR INTERNET.  INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Dave Ganley
Secretary

EXHIBIT A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization") is made as of this 29th day of October 2009, by the Board of Trustees of Monteagle Funds (the "Trust"), a Delaware business trust, with its principal place of business at 209 10th Ave. South, Suite 332, Nashville, Tennessee 37203, with respect to the Monteagle Large Cap Growth Fund (the "LCG Fund") and Monteagle Quality Growth Fund (the “QG Fund”), each a separate series of the Trust (each a "Monteagle Fund" and, together, the "Monteagle Funds" or “Funds”).

This Reorganization is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of: (i) the transfer of all of the assets of the LCG Fund in exchange for shares of beneficial interest, no par value per share, of the QG Fund; (ii) the assumption by the QG Fund of all liabilities of the LCG Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the QG Fund Shares to the shareholders of the LCG Fund and the termination of the LCG Fund as provided herein, all upon the terms and conditions set forth in this Reorganization.

WHEREAS, the QG Fund and the LCG Fund are separate series of the Trust which is an open-end, registered management investment company and the LCG Fund owns securities that generally are assets of the character in which the QG Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees has determined that the Reorganization, with respect to the LCG Fund, is in the best interests of the LCG Fund shareholders and that the interests of the existing shareholders of the QG Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and responsibilities hereinafter set forth, the Board of Trustees hereby approves and adopts the following:

ARTICLE I

TRANSFER OF ASSETS OF THE LCG FUND IN EXCHANGE FOR THE QG FUND SHARES AND THE ASSUMPTION OF THE LCG FUND'S LIABILITIES AND TERMINATION OF THE LCG FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein, the LCG Fund shall transfer all of its assets and liabilities to the QG Fund.  In exchange, the QG Fund shall (i) deliver to the LCG Fund the number of full and fractional shares of the QG Fund equal in value to the value of full and fractional shares of the LCG Fund then outstanding and (ii) assume the liabilities of the LCG Fund, as set forth in paragraph 1.3.  Such transaction shall take place at the closing date provided for in paragraph 3.1 ("Closing Date").

Plan of Reorganization	Page 1 of 7

1.2           ASSETS TO BE COMBINED.  The assets of the LCG Fund to be transferred to the QG Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the LCG Fund and any deferred or prepaid expenses shown as an asset on the books of the LCG Fund on the Closing Date.

The Trust’s administrator, transfer agent and/or fund accountant will, within a reasonable period of time prior to the Closing Date, furnish a list of the LCG Fund's portfolio securities and other investments.  Within a reasonable time prior to the Closing Date, the Trust’s transfer agent and/or fund accountant will furnish a list of the securities and Trust Management shall determine whether any securities do not conform to the QG Fund's investment objectives, policies, and restrictions.  As of this date, all of LCG Fund’s securities conform to the QG Fund’s investment objectives, policies and restrictions.

1.3           LIABILITIES TO BE ASSUMED.  The LCG Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  The QG Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the LCG Fund prepared on behalf of the LCG Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The QG Fund shall assume all of the liabilities of the LCG Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the "Transfer Date"): (a) the LCG Fund will make a liquidating distribution, pro rata to its shareholders of record (the "LCG Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the QG Fund Shares received by the LCG Fund pursuant to paragraph 1.1; and (b) the LCG Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below.  Such distribution will be accomplished by the transfer of QG Fund Shares credited to the account of the LCG Fund on the books of the QG Fund to open accounts on the share records of the QG Fund in the name of the LCG Fund Shareholders, and representing the respective pro rata number of QG Fund Shares due such shareholders.  All issued and outstanding shares of the LCG Fund will simultaneously be canceled on the books of the LCG Fund.  The LCG Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the LCG Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by the LCG Fund Shareholder at the Effective Time on the Closing Date.

1.5           OWNERSHIP OF SHARES. Ownership of QG Fund Shares will be shown on the books of the QG Fund's transfer agent.  Shares of the QG Fund will be issued simultaneously to the LCG Fund, in an amount equal in value to the NAV of the LCG Fund's shares, to be distributed to shareholders of the LCG Fund.

1.6           REPORTING RESPONSIBILITY.  Any reporting responsibility of the LCG Fund is and shall remain the responsibility of the LCG Fund, up to and including the Closing Date, and such later date on which the LCG Fund is terminated.

1.7           TERMINATION.  The LCG Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

Plan of Reorganization	Page 2 of 7

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS. The value of the LCG Fund’s assets to be transferred to the QG Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to the Closing Date (such time and date being hereinafter called a "Valuation Date"), using the valuation procedures set forth in the Trust’s Instrument and the LCG Fund's then current prospectus and Statement of Additional Information or such other valuation procedures.

2.2           VALUATION OF SHARES. The net asset value per share of QG Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Monteagle's Instrument of the Trust and the QG Fund's then current prospectus and Statement of Additional Information.

2.3           SHARES TO BE ISSUED.  The number of the QG Fund's shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the LCG Fund's shares then outstanding.  Upon the LCG Fund's liquidating distribution each holder of shares of the LCG Fund will receive shares of the corresponding the QG Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4           DETERMINATION OF VALUE.  With respect to the LCG Fund’s assets, the Trust’s fund accountant shall compute all values in accordance with its regular practice in pricing the shares and assets of the LCG Fund and QG Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (the "Closing") will be on or about December 14, 2009 or such other date(s) as the Trustees may specify.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern Standard Time (the "Effective Time") at the offices of Matrix Capital Group, 630 Fitzwatertown Rd., Building A, Second Floor, Willow Grove, Pennsylvania 19090, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN'S EFFORT.  The Trust’s custodian for the LCG Fund shall; a) deliver the LCG Fund's portfolio securities, cash, and any other assets in proper form to the QG Fund on the Closing Date; and b) and transfer all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the LCG Fund.

Plan of Reorganization	Page 3 of 7

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an the QG Fund or the LCG Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the QG Fund or the LCG Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT'S EFFORT.  The Trust’s transfer agent for the LCG Fund shall prepare the necessary records containing the names and addresses of LCG Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Trust’s administrator and/or fund accountant issue the necessary records evidencing QG Fund Shares to be credited on the Closing Date that have been credited to the LCG Fund's account on the books of the QG Fund.

ARTICLE IV

CONDITIONS / STATUS PRIOR TO TRANFER

4.1           TRUST INFORMATION.  The Trust and/or the Funds have the following structure / status:

(a)           The Funds are separate series of the Monteagle Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)           The Funds are separate series of a Delaware business trust that is registered as an open-end management investment company, and such Delaware business trust's registration with the U.S. Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect.

(c)           No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Funds or any of their properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Funds to carry out the transactions contemplated by this Reorganization.

(d)           The financial statements of the Funds are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the QG Funds) fairly reflect the financial condition of the Funds as of August 31, 2009 in all material respects as of that date, and there are no known contingent liabilities of the Funds as of that date not disclosed in such statements.

(e)           Since August 31, 2009, there have been no material adverse changes in the Funds financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Funds of indebtedness maturing more than one year from the date such indebtedness was incurred.  For the purposes of this subparagraph (h), a decline in the net asset value of the Funds shall not constitute a material adverse change.

Plan of Reorganization	Page 4 of 7

(f)           At the Closing Date, all federal and other tax returns and reports of the Funds required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Trust's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(g)           All issued and outstanding shares of the Funds are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by Funds.  All of the issued and outstanding shares of the Funds will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Funds' transfer agent as provided in paragraph 3.4.  The Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any of the Funds' shares, and has no outstanding securities convertible into any of the Funds shares.

(h)           At the Closing Date, the LCG Fund will have good and marketable title to the LCG Fund's assets to be transferred to the QG Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets.  Upon delivery and payment for such assets, the QG Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act.

(i)           The execution, delivery, and performance of this Reorganization have been duly authorized by all necessary action on the part of the Trust.  Subject to approval by the LCG Fund Shareholders, this Reorganization constitutes a valid and binding obligation of the LCG Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

(j)           The Funds have elected to qualify and has qualified as a "regulated investment company" (a "RIC") under the Code as of and since the first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when they so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

(k)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the approval of this Reorganization by the Trust, for itself and on behalf of the Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings that have or will be made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Reorganization and the transactions contemplated herein must be approved by the shareholders of the LCG Fund as described in paragraph 5.2.

(l)           The Trust’s officers and/or administrator, on behalf of the QG Fund, shall obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)         The Trust shall file the appropriate post-effective amendment and/or other registration statement filings with the Commission to be effective on or before the Closing Date.

Plan of Reorganization	Page 5 of 7

(n)           On or before the Closing Date, a special meeting of LCG Fund Shareholders shall be called to consider and act upon this Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

(o)           The Funds shall operate business in the ordinary course between the date of this Reorganization and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

(p)           The LCG Fund shall declare and pay a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the LCG Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

ARTICLE V

TAX-FREE TRANSACTION

5.1           The Trust officers or administrative agents shall receive any necessary tax opinion regarding the tax-free status of this Transaction to comply with the following understanding:

(a)           No gain or loss will be recognized by the LCG Fund upon the transfer of the LCG Fund's assets to the QG Fund in exchange for QG Fund Shares and the assumption by the QG Fund of the liabilities of the LCG Fund or upon the distribution (whether actual or constructive) of QG Fund Shares to LCG Fund Shareholders in exchange for such shareholders' shares of the LCG Fund.

(b)           The aggregate tax basis for QG Fund Shares received by the LCG Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the LCG Fund shares exchanged therefor by such shareholder.  The holding period of QG Fund Shares to be received by the LCG Fund Shareholder will include the period during which the LCG Fund shares exchanged therefore were held by such shareholder, provided the LCG Fund shares are held as capital assets at the time of the Reorganization.

(c)           The tax basis of the LCG Fund's assets acquired by the QG Fund will be the same as the tax basis of such assets to the LCG Fund immediately prior to the Reorganization.  The holding period of the assets of the LCG Fund in the hands of the QG Fund will include the period during which those assets were held by the LCG Fund.

Plan of Reorganization	Page 6 of 7

ARTICLE VI

EXPENSES

6.1           Except as otherwise provided for herein, Nashville Capital Corporation, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Reorganization.  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement/Proxy Statement on Form N-14 under the 1933 Act covering shares to be issued pursuant to the provisions of this Reorganization; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transactions, and (g) the cost of winding up and liquidating the LCG Fund. Nashville Capital Corporation, or an affiliate thereof, shall remain liable for expenses in the event this Reorganization is terminated.

ARTICLE VII

TERMINATION

7.1           This Reorganization may be terminated by the Board of Trustees of the Trust if an any time they deem the consummation of the Reorganization contemplated herein is not in the best interest of the Funds or Trust.

IN WITNESS WHEREOF, all members of the Monteagle Funds Board of Trustees hereby authorize, instruct and direct officers of the Trust to take any and all action necessary to implement this Plan of Reorganization.

MONTEAGLE FUNDS BOARD OF TRUSTEES

By:	/s/ Larry J. Anderson
Name:	Larry J. Anderson
Title:	Trustee

By:	/s/ Charles M. Kinard
Name:	Charles M. (‘Mike”) Kinard
Title:	Trustee

By:	/s/ Brian J. Green
Name:	Brian J. Green
Title:	Trustee

By:	/s/ Carl C. Peterson
Name:	Carl C. Peterson
Title:	Trustee

Plan of Reorganization	Page 7 of 7

STATEMENT OF ADDITIONAL INFORMATION
for the
MONTEAGLE FUNDS
209 10th Ave. South, Suite 332
Nashville, Tennessee 37203
1-888-263-5593

The Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectuses dated November 9, 2009 for the Special Meeting of Shareholders of Monteagle Funds to be held on Friday December 11, 2009.  Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling 1-888-263-5593. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

The audited financial statements and related independent auditor's report for the Monteagle Funds contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2009, are incorporated herein by reference.  Additionally, the subsequent Semi-Annual Report is incorporated by reference herein.

Table of Contents

Financial Statements of the combined Large Cap Growth Fund and the Quality Growth Fund on a pro forma basis for the period ended August 31, 2009	1

MONTEAGLE FUNDS
PRO FORMA SCHEDULE OF INVESTMENTS
August 31, 2009 (Unaudited)	MONTEAGLE QUALITY		MONTEAGLE LARGE CAP		PRO FORMA
	GROWTH FUND		GROWTH FUND		ADJUSTMENTS		COMBINED FUND

	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
COMMON STOCKS - 97.58%

Aerospace & Defense - 0.40%
United Technologies Corp.	1,815	$107,738	-	$-	-	$-	1,815	$107,738

Apparel - 2.20%
NIKE, Inc. - Class B	2,225	123,243	8,400	465,276	-	-	10,625	588,519

Banks - 5.07%
Bank of America Corp.	5,910	103,957	-	-			5,910	103,957
Goldman Sachs Group, Inc.	-	-	2,000	330,920	-	-	2,000	330,920
JPMorgan Chase & Co.	2,235	97,133	11,400	495,444	-	-	13,635	592,577
Northern Trust Corp.	-	-	5,650	330,299	-	-	5,650	330,299
		201,090		1,156,663		-		1,357,753
Beverages - 1.56%
Coca-Cola Co.	3,995	194,836	-	-	-	-	3,995	194,836
PepsiCo, Inc.	3,945	223,563	-	-	-	-	3,945	223,563
		418,399		-		-		418,399
Biotechnology - 5.49%
Amgen, Inc. (a)	2,345	140,090	4,400	262,856	-	-	6,745	402,946
Celgene Corp. (a)	-	-	5,050	263,459	-	-	5,050	263,459
Gilead Sciences, Inc. (a)	4,029	181,547	13,800	621,828	-	-	17,829	803,375
		321,637		1,148,143		-		1,469,780
Chemicals - 3.85%
Air Products & Chemicals, Inc.	2,080	156,062	-	-	-	-	2,080	156,062
Monsanto Co.	2,320	194,602	-	-	-	-	2,320	194,602
Mosaic Co.	-	-	5,650	273,855	-	-	5,650	273,855
Sociedad Quimica Y Minera de Chile SA - ADR	-	-	11,700	407,511	-	-	11,700	407,511
		350,664		681,366		-		1,032,030
Coal - 0.41%
Peabody Energy Corp.	3,320	108,498	-	-	-	-	3,320	108,498

Commercial Services - 3.81%
H&R Block, Inc.	8,320	143,770	-	-	-	-	8,320	143,770
Visa, Inc. Class A	1,700	120,870	9,000	639,900	-	-	10,700	760,770
Western Union Co.	6,360	114,734	-	-	-	-	6,360	114,734
		379,374		639,900		-		1,019,274
Computers - 13.91%
Apple, Inc. (a)	1,800	302,778	4,900	824,229	-	-	6,700	1,127,007
Cognizant Technology Solutions Corp. - Class A (a)	3,050	106,384	19,450	678,416	-	-	22,500	784,800
Dell, Inc. (a)	4,030	63,795	-	-	-	-	4,030	63,795
Hewlett-Packard Co.	5,425	243,528	12,200	547,658	-	-	17,625	791,186
International Business Machines Corp.	2,915	344,116	5,200	613,860	-	-	8,115	957,976
		1,060,601		2,664,163		-		3,724,764
Cosmetics & Personal Care - 1.68%
Alberto-Culver Co.	4,115	108,595	-	-	-	-	4,115	108,595
Colgate-Palmolive Co.	1,525	110,867	-	-	-	-	1,525	110,867
Procter & Gamble Co.	4,265	230,779	-	-	-	-	4,265	230,779
		450,241		-		-		450,241
Diversified Financial Services - 2.70%
Charles Schwab Corp.	6,150	111,069	-	-	-	-	6,150	111,069
CME Group, Inc.	-	-	1,000	291,040	-	-	1,000	291,040
Intercontinental Exchange, Inc. (a)	1,730	162,274	-	-	-	-	1,730	162,274
Janus Capital Group, Inc.	12,425	158,046	-	-	-	-	12,425	158,046
		431,389		291,040		-		722,429
Electronics - 0.57%
Amphenol Corp. - Class A	4,335	151,552	-	-	-	-	4,335	151,552

Energy - Alternative Sources - 0.68%
First Solar, Inc. (a)	-	-	1,500	182,370	-	-	1,500	182,370

Engineering & Construction - 3.66%
Aecom Technology Corp. (a)	1,810	49,612	-	-	-	-	1,810	49,612
Fluor Corp.	-	-	12,300	650,670	-	-	12,300	650,670
Jacobs Engineering Group, Inc. (a)	-	-	6,350	279,273	-	-	6,350	279,273
		49,612		929,943		-		979,555
Environmental Control - 0.29%
Stericycle, Inc. (a)	1,550	76,756	-	-	-	-	1,550	76,756

Food - 0.83%
McCormick & Co., Inc.	3,425	111,552	-	-	-	-	3,425	111,552
Sysco Corp.	4,360	111,136	-	-	-	-	4,360	111,136
		222,688		-		-		222,688

COMMON STOCKS - 97.58% (continued)

Healthcare - Products - 2.95%
Baxter International, Inc.	1,875	$106,725	-	$-	-	$-	1,875	$106,725
CR Bard, Inc.	2,950	237,711	-	-	-	-	2,950	237,711
Johnson & Johnson	3,200	193,408	-	-	-	-	3,200	193,408
Medtronic, Inc.	2,600	99,580	-	-	-	-	2,600	99,580
St. Jude Medical, Inc. (a)	1,900	73,226	-	-	-	-	1,900	73,226
Techne Corp.	1,305	80,479	-	-	-	-	1,305	80,479
		791,129		-		-		791,129
Internet - 6.23%
eBay, Inc. (a)	-	-	24,400	540,216	-	-
Google, Inc. - Class A (a)	505	233,143	1,450	669,422	-	-	1,955	902,565
McAfee, Inc. (a)	-	-	5,700	226,746	-	-	5,700	226,746
		233,143		1,436,384		-		1,669,527
Machinery - Diversified - 3.05%
Deere & Co.	2,510	109,436	-	-	-	-	2,510	109,436
Flowserve Corp.	-	-	6,300	543,375	-	-	6,300	543,375
Roper Industries, Inc.	3,480	164,882	-	-	-	-	3,480	164,882
		274,318		543,375		-		817,693
Media - 1.24%
DIRECTV Group, Inc. (a)	6,080	150,541	-	-	-	-	6,080	150,541
Walt Disney Co.	7,020	182,801	-	-	-	-	7,020	182,801
		333,342		-		-		333,342
Metal Fabricate & Hardware - 0.66%
Precision Castparts Corp.	1,925	175,714	-	-	-	-	1,925	175,714

Mining - 0.26%
Freeport-McMoRan Copper & Gold, Inc.	1,120	70,538	-	-	-	-	1,120	70,538

Miscellaneous Manufacturing - 1.67%
Danaher Corp.	4,660	282,909	-	-	-	-	4,660	282,909
Harsco Corp.	2,910	90,763	-	-	-	-	2,910	90,763
Honeywell International, Inc.	2,035	74,807	-	-	-	-	2,035	74,807
		448,479		-		-		448,479
Oil & Gas - 5.09%
Apache Corp.	2,845	241,683	-	-	-	-	2,845	241,683
Exxon Mobil Corp.	2,785	192,583	-	-	-	-	2,785	192,583
Petroleo Brasileiro SA - ADR	-	-	11,800	467,752	-	-	11,800	467,752
Southwestern Energy Co. (a)	-	-	12,500	460,750	-	-	12,500	460,750
		434,266		928,502		-		1,362,768
Oil & Gas Services - 0.53%
Cameron International Corp. (a)	4,010	143,197	-	-	-	-	4,010	143,197

Pharmaceuticals - 5.71%
Abbott Laboratories	4,000	180,920	-	-	-	-	4,000	180,920
Bristol-Myers Squibb Co.	-	-	11,700	258,921	-	-	11,700	258,921
Express Scripts, Inc. (a)	1,985	143,357	-	-	-	-	1,985	143,357
Medco Health Solutions, Inc. (a)	-	-	6,200	342,364	-	-	6,200	342,364
Schering-Plough Corp.	4,330	122,019	-	-	-	-	4,330	122,019
Teva Pharmaceutical Industries Ltd. - ADR	-	-	9,350	481,525	-	-	9,350	481,525
		446,296		1,082,810		-		1,529,106
Real Estate Investment Trust - 0.27%
ProLogis	6,525	72,558	-	-		-	6,525	72,558

Retail - 9.10%
CVS Caremark Corp.	3,500	131,320	-	-	-	-	3,500	131,320
Family Dollar Stores, Inc.	-	-	7,800	236,184	-	-	7,800	236,184
GameStop Corp. Class A (a)	2,665	63,427	-	-	-	-	2,665	63,427
Kohl's Corp. (a)	1,255	64,745	-	-	-	-	1,255	64,745
Lowe's Cos., Inc.	3,750	80,625	-	-	-	-	3,750	80,625
McDonald's Corp.	2,870	161,409	8,600	483,664	-	-	11,470	645,073
Target Corp.	2,615	122,905	-	-	-	-	2,615	122,905
Wal-Mart Stores, Inc.	5,985	304,457	11,100	564,657	-	-	17,085	869,114
Yum! Brands, Inc.	-	-	6,500	222,625	-	-	6,500	222,625
		928,888		1,507,130		-		2,436,018
Savings & Loans - 1.94%
Hudson City Bancorp, Inc.	-	-	39,700	520,864	-	-	39,700	520,864

Semiconductors - 1.34%
Intel Corp.	10,550	214,376	-	-	-	-	10,550	214,376
Microchip Technology, Inc.	5,400	143,370	-	-	-	-	5,400	143,370
		357,746		-		-		357,746
Software - 7.16%
Activision Blizzard, Inc. (a)	7,675	89,107	-	-	-	-	7,675	89,107
Adobe Systems, Inc.	1,675	52,628	-	-	-	-	1,675	52,628
BMC Software, Inc. (a)	-	-	12,825	457,211	-	-	12,825	457,211
Microsoft Corp.	17,300	426,445	-	-	-	-	17,300	426,445
Oracle Corp.	10,750	235,103	30,000	656,100	-	-	40,750	891,203
		803,283		1,113,311		-		1,916,594

COMMON STOCKS - 97.58% (continued)

Telecommunications - 2.75%
American Tower Corp. (a)	5,745	$181,829	-	$-	-	$-	5,745	$181,829
Cisco Systems, Inc. (a)	12,880	278,208	-	-	-	-	12,880	278,208
QUALCOMM, Inc.	5,955	276,431	-	-	-	-	5,955	276,431
		736,468		-		-		736,468
Transportation - 0.52%
Expeditors International of Washington, Inc.	4,300	140,438	-	-	-	-	4,300	140,438

Total Common Stocks (Cost $23,841,538)		10,843,285		15,291,240		-		26,134,525

MONEY MARKET FUNDS - 1.08%
Fidelity Institutional Money Market Fund Class I, 0.51% (b) (Cost $288,423)	292,544	292,544	-	-	(4,121)	(4,121)	288,423	288,423

Total Investments at Value - 98.66% (Cost $24,129,961)		11,135,829		15,291,240		(4,121)		26,422,948

Other Assets in Excess of Liabilities - 1.34%		60,127		294,856		4,121		359,104

Net Assets - 100.00%		$11,195,956		$15,586,096		$-		$26,782,052

(a) Non-income producing security.
(b) Rate shown represents the rate at August 31, 2009, is subject to change and resets daily.
ADR - American Depository Receipt.

PRO-FORMA STATEMENTS OF ASSETS AND LIABILITIES - August 31, 2009 (Unaudited)

	A.	B.	Monteagle Quality Growth Fund (combined)
	Monteagle	Monteagle
	Quality	Large Cap	(A) + (B)	Pro-Forma	Total After
	Growth Fund	Growth Fund	Grand Total	Adjustments	Adjustments
Assets:
Investments securities
At cost	$10,930,863	$13,203,219	$24,134,082	$(4,121)	$24,129,961
At fair value	11,135,829	15,291,240	26,427,069	(4,121)	26,422,948
Receivables:
Dividends and interest	16,870	14,972	31,842		31,842
Capital shares sold	1,370	-	1,370		1,370
Investment securities sold	53,967	301,053	355,020		355,020
Other assets	147	262	409		409
Total assets	11,208,183	15,607,527	26,815,710	(4,121)	26,811,589

Liabilities:
Payables:
Due to custodian	-	4,121	4,121	(4,121)	-
Due to Adviser	11,260	16,109	27,369		27,369
Accrued compliance fees	817	986	1,803		1,803
Accrued Trustee fees	150	215	365		365
Total liabilities	12,227	21,431	33,658	(4,121)	29,537
Net Assets	$11,195,956	$15,586,096	$26,782,052	$-	$26,782,052

Net Assets consist of:
Paid-in capital	$15,573,734	$24,702,895	$40,276,629		$40,276,629
Accumulated undistributed net investment income	17,358	6,201	23,559		23,559
Accumulated net realized loss on investments	(4,600,102)	(11,211,021)	(15,811,123)		(15,811,123)
Net unrealized appreciation on investments	204,966	2,088,021	2,292,987		2,292,987

Total Net Assets	$11,195,956	$15,586,096	$26,782,052	$-	$26,782,052

Shares of beneficial interest outstanding (1)	1,634,974	3,441,517		2,275,342 (a)	3,910,316
Net Asset Value, offering and redemption price per share	$6.85	$4.53			$6.85

(a)   Reflects share totals, net of retired shares of the Monteagle Large Cap Growth Fund.  The Net Asset Value of the Monteagle Quality Growth Fund is higher than the Net Asset Value of the Monteagle Large Cap Growth Fund.  This results in a lower number of shares outstanding after the Reorganization.

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

The accompanying notes are an integral part of the financial statements.

PRO-FORMA STATEMENTS OF OPERATIONS - For the Year Ended August 31, 2009 (Unaudited)

	A.	B.	Monteagle Quality Growth Fund (combined)
	Monteagle	Monteagle
	Quality	Large Cap	A. + B.	Pro-Forma		Total after
	Growth Fund	Growth Fund	Grand Total	Adjustments		Adjustments

Investment income:
Dividends	$164,842	$207,587	$372,429	$-		$372,429

Total investment income	164,842	207,587	372,429	-		372,429

Expenses:
Investment advisory fees	121,451	185,995	307,446	(527	)(a)	306,919
Compliance service fees	6,589	7,304	13,893	(5,646	)(b)	8,247
Trustees' fees	4,170	6,459	10,629	-		10,629
ICI membership fees	908	1,628	2,536	-		2,536

Total expenses	133,118	201,386	334,504	(6,173)		328,331

Net investment income	31,724	6,201	37,925	6,173		44,098

Realized and unrealized loss on investments:
Net realized loss on investments	(1,860,081)	(6,136,787)	(7,996,868)	-		(7,996,868)
Net change in unrealized appreciation (depreciation) on investments	(935,884)	(285,805)	(1,221,689)	-		(1,221,689)

Net realized and unrealized loss on investments	(2,795,965)	(6,422,592)	(9,218,557)	-		(9,218,557)

Net increase (decrease) in net assets resulting from operations	$(2,764,241)	$(6,416,391)	$(9,180,632)	$6,173		$(9,174,459)

(a)	Reflects adjustment to investment advisory fee based on combined average net assets of the funds. Investment advisory fee rates are identical for each Fund.
(b)
Reflects expected effect of combined operations.  Each Fund paid $5,000 per Fund for compliance service fees, plus, during the period from 5/1/09 to 8/31/09 the Trust began paying an additional amount equal to $45,000 per year allocated to the six Funds of the Trust based each Fund's respective average daily net assets.  Since there will be one less Fund subsequent to the merger, the rate paid by the Trust will be reduced to $37,500 per year and is reflected in the total.

Assumptions:
Average Net Assets for the year ended 8/31/09 - Monteagle Quality Growth Fund - $10,120,917.
Average Net Assets for the year ended 8/31/09 - Monteagle Large Cap Growth Fund - $15,499,583.
Average Net Assets for the year ended 8/31/09 - Combined Fund - $25,620,500.
Investment advisory fees assumes rate of 1.20% for the combined Fund on assets up to $25 million and 1.115% on assets between $25 million and $50 million.  Average Net Assets - Combined $25,620,500; $25,000,000 * 1.20% = $300,000 plus $620,500 * 1.115% = $6,919 for a total of $306,919 of investment advisory fees when average net assets are combined.
Average Net Assets for the period from 5/1/09 to 8/31/09 - Monteagle Quality Growth Fund - $10,443,359.
Average Net Assets for the period from 5/1/09 to 8/31/09 - Monteagle Large Cap Growth Fund - $15,107,497.
Average Net Assets for the period from 5/1/09 to 8/31/09 - Combined Fund - $25,550,856.
Average Net Assets for the period from 5/1/09 to 8/31/09 - Trust - $99,446,987.
Compliance service fees assumes rate of $5,000 per Fund per year, plus, for the period from 5/1/09 to 8/31/09, the Trust pays a fee equal to $37,500 per year allocated to each Fund based on their respective average daily net assets.  Calculation is as follows:  Annual fee $37,500/365 = $102.74 per day accrued = $12,637 accrued during period from May 1, 2009 to August 31, 2009 (123 days).  Average net assets of combined Fund during period from May 1, 2009 to August 31, 2009 25,550,856/average net assets of Trust during period from May 1, 2009 to August 31, 2009 $99,446,987 = 25.6929% * $12,637 = $3,247 + $5,000 per Fund = $8,247 of compliance service fees.

NOTES
(unaudited)

1)	Description of the Fund

The Monteagle Large Cap Growth Fund, a series of the Monteagle Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company.

The Trust’s declaration of trust authorizes the Monteagle Large Cap Growth Fund to issue an unlimited number of shares of beneficial interest authorized with no par value.

2)	Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed combination of the Monteagle Large Cap Growth Fund with the Monteagle Quality Growth Fund, both a series of the Monteagle Funds (the “Trust”), as if the combination had taken place as of August 31, 2009.

Under the terms of the Plan of Reorganization, the combination of the Large Cap Growth Fund and Quality Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Large Cap Growth Fund in exchange for shares of the Quality Growth Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Funds have been combined as of and for the twelve months ended August 31, 2009. Following the combination, the Quality Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Large Cap Growth Fund and Quality Growth Fund included in the respective annual report dated August 31, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned combination of the Large Cap Growth Fund with the Quality Growth Fund had taken place as of August 31, 2009.

3)	Portfolio Valuation

Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day.  If no sales are reported, the average of the last bid and ask price is used.  If no average price is available, the last bid price is used.  In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees, or its delegate.

4)	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Quality Growth Fund that would have been issued at August 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value per share of the shares of the Large Cap Growth Fund, as of August 31, 2009, divided by the net asset value per share of the shares of the Quality Growth Fund as of August 31, 2009. The pro forma number of shares outstanding for the combined fund consists of the following at August 31, 2009:

Merger of Monteagle Quality Growth Fund and Monteagle Large Cap Growth Fund

	Monteagle Large Cap Growth Fund	Monteagle Quality Growth Fund	Pro Forma - Monteagle Quality Growth Fund after Reorganization (estimated) (unaudited)*
Net Assets (millions)	15.59	11.19	26.78
Total shares outstanding	3,441,517	1,634,974	3,910,316
Net asset value per share	4.53	6.85	6.85

* As of August 31, 2009

(a) Reflects share totals, net of retired shares of Monteagle Large Cap Growth Fund. The Net Asset Value of the Monteagle Quality Growth Fund is higher than the Net Asset Value of the Monteagle Large Cap Growth Fund. This results in a lower number of shares outstanding after the Reorganization.

5)	Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the combination, the Quality Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6)	Portfolio Securities

Securities are not expected to have to be sold to conform the combined portfolios to the Quality Growth Fund’s objectives, policies and/or strategies.

Part C

ITEM 15.          INDEMNIFICATION

Section 8 of the Trust Instrument filed as an Exhibit to the Registrant's Registration Statement is incorporated herein by reference.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16.          EXHIBITS

(1)	(i)
Trust Instrument of the Registrant dated November 25, 1997 is incorporated by reference to Exhibit (b)(1) to Registrant's Registration Statement filed with the Securities and Exchange Commission on Form N-1A on December 4, 1997 (Accession Number 0001004402-97-000244).

(ii)
Amendment No. 1 to the Trust Instrument of the Registrant dated November 25, 1997 is incorporated by reference to Exhibit 23(b)(2) to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed with the Securities and Exchange Commission on Form N-1A on April 21, 2006 (Accession Number 0001144204-06-016407).

(2)	Not Applicable

(3)	Not Applicable

(4)	Form of Plan of Reorganization dated as of October 29, 2009 is filed herein.

(5)	Sections 2.02, 2.04 and 2.06 of the Trust Instrument provides as follows:

SECTION 2.02  ISSUANCE OF SHARES.  Subject to  applicable law, the Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and Outstanding  Shares and Shares held in the treasury,  to such  party or parties  and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and  may in such manner acquire other assets (including  the  acquisition of assets  subject  to, and in connection with, the assumption of liabilities) and businesses.  In connection  with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury.  The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust.  Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

SECTION 2.04 TRANSFER OF SHARES.  Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust  only by the  record  holder  thereof  or by that holder's  agent  thereunto  duly  authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees or Transfer Agent.  Upon such delivery the transfer shall be recorded on the register of the Trust.  Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

SECTION  2.06  ESTABLISHMENT OF SERIES OR CLASS.  The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series.  The Trustees may divide the Shares of any Series into Classes.  The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any such Series or Class and to fix such preferences,  voting powers, rights and privileges of such  Series or Classes as the Trustees may from time to time determine, to divide or combine the Shares or any Series or Classes into a greater or lesser number, to classify or reclassify any issued Shares of any Series or Classes into one or more Series or Classes, and to take such other action with respect to the Shares as the Trustees may deem desirable.  The establishment and designation of any Series or Class shall be effective when specified in the resolution of Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class.  All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series or Classes, as the context may require.  All provisions herein relating to the Trust shall apply equally to each Series and each Class, except as the context otherwise requires.  Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series subject to Section 2.08 and the preferences, rights and privileges of each Class of that Series.  Each holder of Shares of a Series or Class thereof shall be entitled to receive the holder's pro rata share of all distributions made with respect to such Series or Class thereof.  Upon redemption of Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.  Each  Series and Class  thereof of the Trust and their attributes will be set forth in Annex  A to  this  Trust Instrument.

(6)	(i)
Form of the Management Agreement by and among Registrant and Nashville Capital Corporation, effective as of May 1, 2009, regarding the Monteagle Quality Growth and Select Value Funds - (Exhibit incorporated by reference as Exhibit (d)(1) as filed in PEA No. 34 on July 5, 2009, accession number 0001398344-09-000599).

(ii)
Management Agreement by and among Registrant and Nashville Capital Corporation, dated as of July 14, 2006, as amended January 11,
2008 and March 31, 2008, regarding the Monteagle Fixed Income, Large Cap Growth, Value and Informed Investor Growth Funds Exhibit
(d)(4) as filed in PEA No. 28 on July 11, 2006, accession number 0001144204-06-028078).

(iv)
Form of the Investment Sub-Advisory Agreement by and among Registrant, Nashville Capital Corporation and Davis Hamilton Jackson & Associates, L.P., to be effective May 1, 2009 with respect to the Quality Growth Fund - (Exhibit incorporated by reference as Exhibit (d) (3) as filed in PEA No. 34 on June 5, 2009, accession number 0001398344-09-000599).

(7)
Form of the Distribution Agreement between Registrant and Matrix Capital Group, Inc., effective May 1, 2009 - (Exhibit incorporated by reference as Exhibit (e)(7) as filed in PEA No. 34 on June 5, 2009, accession number 0001398344-09-000599).

(8)	None

(9)
Form of Custodian Agreement between Registrant and Huntington National Bank is incorporated by reference to Exhibit 23(g) to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed with the Securities and Exchange Commission on Form N-1A on November 9, 2009 (Accession Number 0001398344-09-001041).

(10)
Form of the Investment Company Services Agreement between Registrant and Matrix Capital Group, Inc. effective May 1, 2009 - (Exhibit incorporated by reference as Exhibit (d)(7) as filed in PEA No. 28 on July 11, 2006, accession number 0001144204-06-028078).

(11)	Opinion of Counsel to Registrant - Filed herewith.

(12)	Form of Opinion of Rabil, Ropka, Kingett & Stewart, L.L.C. regarding tax matters is filed herewith.

(14)	Consent of Cohen Fund Audit Services, Ltd. is filed herewith.

(15)	None.

(16)	Power of Attorney is filed herewith.

(17)	(i)
Prospectuses and Statement of Additional Information for Monteagle Funds dated November 9, 2009 are incorporated by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed with the Securities and Exchange Commission on Form N-1A
November 9, 2009 (Accession Number 0001398344-09-001041).

(ii)
Audited Annual Financial Report for Monteagle Funds August 31, 2009 is incorporated herein by reference to Form N-CSR filed with the Securities and Exchange Commission on November 9, 2009 (Accession Number 0001398344-09-001043).

(iii)	Form of Proxy Card is filed herewith.

Item 17.   Undertakings:

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of Abilene and the State of Texas, on the 13th day of November, 2009.

Monteagle Funds

By:  /s/
Paul B. Ordonio, JD, President

As required of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacity and on the dates indicated.

/s/ *	Trustee	November 13, 2009
Carl Clayton Peterson

/s/ *	Trustee	November 13, 2009
Larry Joe Anderson

/s/ *	Trustee	November 13, 2009
Brian Joseph Green

/s/ *	Trustee	November 13, 2009
Charles Michael Kinard

/s/	Chief Financial Officer	November 13, 2009
Larry Beaver

* By /s/
Paul B. Ordonio, Attorney in Fact

Exhibit Index

(11)	Opinion of Charles W. Lutter, Jr., Attorney and Counselor at Law.
(12)	Opinion of Rabil, Ropka, Kingett & Stewart, L.L.C. regarding tax matters.
(14)	Consent of Cohen Fund Audit Services, Ltd.
(16)	Power of Attorney.
(17)(iii)	Form of Proxy Card.